                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Future Investment Performance" and to the use of our reports dated February 27, 1998 and February 12, 1999, included in the Proxy Statement of Baker, Fentress & Company.


                                                                         Ernst &
                                                                       Young LLP


New York, New York
June 23, 1999